Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

24. SUBSEQUENT EVENTS

In January 2018, The Company adopted the 2018 Share Incentive Plan, commencing January 1, 2018, which provides additional incentives to employees, directors and consultants and promote the success of the Group’s business. As of March 31, 2018, 3,489,469 options have been granted under the 2018 Share Incentive Plan.

In February 2018, the Company issued 12,064,825 Class B ordinary shares to preferred shareholders prior to the completion of the public offering in the New York Stock Exchange ("NYSE") Market and deemed dividend was realized at the time of the shares were issued.

On February 7, 2018, the Group was listed on the NYSE, and raised total proceeds of US$110,000.

On March 13, 2018, 1,100,000 ADSs were converted and 400,000 ADSs were newly issued under the Green shoe.